INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED AUGUST 28, 2023 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2023,

AS PREVIOUSLY SUPPLEMENTED

Effective August 28, 2023, Invesco Global ex-US High Yield Corporate Bond ETF (formerly, Invesco Global Short Term High Yield Bond ETF) (PGHY) is no longer included in the Statement of Additional Information.

Please Retain This Supplement For Future Reference.

PGHY-SAI-SUP-082823